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                                                                    Exhibit 10.2



     ASSUMPTION AGREEMENT, dated as of August 31, 2000 made by ACT Manufacturing US Holdings LLC, a Delaware limited liability company (the "Additional
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Grantor"), in favor of THE CHASE MANHATTAN BANK, as administrative agent (in
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such capacity, the "Administrative Agent") for the several banks and other
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financial institutions or entities (the "Lenders") parties to the Credit
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Agreement referred to below.  All capitalized terms not defined herein shall have the meaning ascribed to them in such Credit Agreement.


                             W I T N E S S E T H:
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     WHEREAS, ACT MANUFACTURING, INC. (the "Parent Borrower"), the Lenders,
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CREDIT SUISSE FIRST BOSTON, as syndication agent (in such capacity, the

"Syndication Agent"), SOCIETE GENERALE, as documentation agent (in such
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capacity, the "Documentation Agent") and the Administrative Agent have entered
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into a Credit Agreement, dated as of June 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement");
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     WHEREAS, in connection with the Credit Agreement, the Borrowers and certain of their Affiliates (other than the Additional Grantor) have entered into the Guarantee and Collateral Agreement, dated as of June 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and
                                                           -------------
Collateral Agreement") in favor of the Administrative Agent for the benefit of
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the Lenders;

     WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guarantee and Collateral Agreement; and

     WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

     NOW, THEREFORE, IT IS AGREED:

     1.  Guarantee and Collateral Agreement.  By executing and delivering this
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Assumption Agreement, the Additional Grantor, as provided in Section 8.14 of the
Guarantee and Collateral Agreement, hereby becomes a party to the Guarantee and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The Schedules to the Guarantee and Collateral Agreement have been supplemented as of the date hereof by the Additional Grantor and are attached hereto. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement
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is true and correct on and as the date hereof (after giving effect to this
Assumption Agreement) as if made on and as of such date.

     2.  GOVERNING LAW.  THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND
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CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.



                         ACT MANUFACTURING US HOLDINGS, LLC

                         By: ACT Manufacturing, Inc., its Managing-Member

                                 By: /s/ John A. Pino
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                                 Name: John A. Pino
                                 Title: President, CEO and Chairman